UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2013 (August 30, 2013)

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

1-1822	Laclede Gas Company 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 3, 2013, The Laclede Group, Inc. (“Laclede”) and Laclede Gas Company (“Laclede Gas”) each entered into a new syndicated revolving credit facility pursuant to a loan agreement (collectively, the “Loan Agreements”) with Wells Fargo Bank, National Association, as Administrative Agent; U.S. Bank National Association and JPMorgan Chase Bank, N.A., as Co-Syndication Agents; Bank of America, N.A., Fifth Third Bank and Morgan Stanley Bank, N.A., as Co-Documentation Agents; and Wells Fargo Securities LLC, U.S. Bank National Association and J.P. Morgan Securities LLC as Joint Lead Arrangers and Joint Bookrunners; and Commerce Bank, UMB Bank, N.A., and Stifel Bank & Trust as the other participating banks. Laclede, Laclede Gas and their affiliates have or may have customary banking relationships with one or more of these banks for the provision of a variety of financial services, including commercial paper dealer, bond trustee for Laclede Gas’ outstanding first mortgage bonds, and pension fund, cash management, investment banking, and lockbox services, none of which are material individually or in the aggregate with respect to any individual party.

Each Loan Agreement is for a term of five years, but Laclede or Laclede Gas, as applicable, may request up to three one-year extensions of its respective Loan Agreement. Each Loan Agreement contains affirmative and negative covenants customary for such agreements, including, among other things, limitations on certain types of acquisitions, investments, and sales of property. Each Loan Agreement also contains financial covenants limiting the respective company’s consolidated debt to 70% of the respective company’s consolidated capitalization. The calculation is more specifically described in each of the Loan Agreements. Each Loan Agreement also contains customary events of default, including, without limitation, payment defaults, covenant defaults, material inaccuracy of representations and warranties, certain events of bankruptcy and insolvency, cross defaults to certain other agreements, and the entry of certain judgments not appealed or satisfied.

Under each Loan Agreement, at Laclede’s or Laclede Gas’ option, as applicable, borrowings will bear interest at either (i) the highest of (a) Wells Fargo Bank’s prime rate, (b) the federal funds rate plus 0.50% and (c) one-month LIBOR plus 1.00% (Base Rate) plus a margin of 0.0% to 0.500%, (depending on Laclede’s or Laclede Gas’ credit rating, as applicable) (Adjusted Base Rate), or (ii) LIBOR plus a margin of 0.875% to 1.50% (depending on Laclede’s or Laclede Gas’ credit rating, as applicable). At Laclede’s or Laclede Gas’ option, as applicable, swingline loans will bear interest at either (i) the Adjusted Base Rate or (ii) the one-month LIBOR market index rate plus a margin determined by Laclede’s or Laclede Gas’ credit rating, as applicable. Fees are payable on letters of credit at the same margin that is applicable to LIBOR loans. Other fees may also be charged by the bank that issues a letter of credit. Borrowings under Laclede Gas’ Loan Agreement will be due within no more than 364 days.

Each of Laclede and Laclede Gas has paid an upfront fee to the banks for its respective Loan Agreement, and, during the term of the Loan Agreement, each company will pay its banks a commitment fee on the unused portion of the credit made available under its respective Loan Agreement.

The Loan Agreements replace existing loan agreements with Wells Fargo Bank, National Association, as administrative agent and several banks parties thereto, dated as of July 18, 2011 and amended on January 16, 2013, which were terminated early on September 3, 2013, effective with the closing of the Loan Agreements.

Laclede’s Loan Agreement has a credit commitment of $150 million and Laclede Gas’ Loan Agreement has a credit commitment of $450 million. Under certain terms and conditions of its respective Loan Agreement, Laclede and Laclede Gas may request an increase in the credit commitments of up to $50 million in the case of Laclede and $150 million in the case of Laclede Gas. Each Loan Agreement also provides for letters of credit in an aggregate amount up to $60 million in the case of Laclede and $30 million in the case of Laclede Gas, and swingline loans in an aggregate amount up to $15 million in the case of Laclede and $45 million in the case of Laclede Gas. Letters of credit and swingline loans will constitute usage under the Loan Agreements. Laclede and Laclede Gas expect to use the Loan Agreements for general corporate purposes, including short-term borrowings and letters of credit.

Item 1.02	Termination of a Material Definitive Agreement.

As noted in Item 1.01, the Loan Agreements replace existing loan agreements with Wells Fargo Bank, National Association, as administrative agent and several banks parties thereto, dated as of July 18, 2011 and amended on January 16, 2013, which were terminated early on September 3, 2013, effective with the closing of the Loan Agreements.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on December 14, 2012, Laclede, through Plaza Missouri Acquisition, Inc. (“Plaza Missouri”), entered into a Purchase and Sale Agreement (the “PSA”) to acquire from Southern Union Company (“SUG”), an affiliate of Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P., substantially all of the assets and liabilities of SUG’s Missouri Gas Energy division (“MGE”), and also entered into an employee agreement (the “Employee Agreement”) with Laclede and SUG to provide for the terms and conditions of its employment of persons currently employed by MGE (the “Transaction”). Furthermore, as previously disclosed, on January 11, 2013, pursuant to a Consent to Assignment (the “Consent”) by and among Laclede, Plaza Missouri and SUG, Laclede Gas and Plaza Missouri entered into an assignment and assumption agreement (the “Assignment and Assumption Agreement”) pursuant to which Laclede Gas assumed all of Plaza Missouri’s duties and obligations under the PSA and the Employee Agreement effective as of January 11, 2013.

Effective as of September 1, 2013, Laclede Gas and SUG completed the Transaction for an aggregate purchase price of $975 million. The purchase price is subject to certain post-closing adjustments in accordance with the terms of the PSA. Laclede Gas funded the purchase price with cash on hand, including approximately $445 million of proceeds from its August 13, 2013 registered sale of first mortgage bonds, approximately $430 million of proceeds from its August 30, 2013 unregistered sale of additional shares of common stock to Laclede and cash from operations. Laclede funded the purchase of additional equity from Laclede Gas primarily from approximately $427 million of proceeds from its registered sale of 10,005,000 shares of common stock on May 29, 2013. In connection with the closing, SUG waived the PSA condition relating to the closing of the pending sale of its New England Gas Company division to Algonquin Power & Utilities Corp.’s subsidiary, Liberty Utilities Co.

The foregoing description of the PSA and the Employee Agreement is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 2.1 and 2.3 to Laclede’s Current Report on Form 8-K filed on December 14, 2012 and are fully incorporated herein by reference. The foregoing description of the Consent and the Assignment and Assumption Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which was filed as Exhibits 99.1 and 99.2 to Laclede’s Current Report on Form 8-K filed on January 11, 2013.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference. Since Laclede and Laclede Gas each expects to use its Loan Agreement for general corporate purposes, no direct financial obligations or obligations under an off-balance sheet arrangement have arisen under either of the Loan Agreements as of the date hereof.

Item 3.02	Unregistered Sales of Equity Securities (Laclede Gas Only).

As described under Item 2.01 above, on August 30, 2013, Laclede Gas sold 10,581 additional shares of its common stock, par value $1 per share, to its parent, Laclede, for approximately $430 million in a private transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure.

On September 3, 2013, Laclede and Laclede Gas announced in a press release that they had closed the Transaction described above under Item 2.01. A copy of the press release is furnished as Exhibit 99.1. The information furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any of Laclede’s or Laclede Gas’ filings under the Securities Act or the Exchange Act.

Forward Looking Statements

This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the transactions described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the anticipated benefits from the transactions cannot be fully realized. An extensive list of factors that can affect future results are discussed in Laclede’s and Laclede Gas’ Annual Reports on Form 10-K for the year ended September 30, 2012 and Laclede’s and Laclede Gas’ Quarterly Reports on Form 10-Q for the quarter ended June 30, 2013, and other documents filed by Laclede and Laclede Gas from time to time with the Securities and Exchange Commission. Laclede and Laclede Gas undertake no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

1.	Audited Financial Statements of Missouri Gas Energy as of December 31, 2012 and 2011 and for the period from March 26, 2012 to December 31, 2012, the period from January 1, 2012 to March 25, 2012, and the years ended December 31, 2011, and 2010 (filed as Exhibit 99.1 to Laclede Gas’ Current Report on Form 8-K filed on August 6, 2013 and incorporated by reference herein); and

2.	Unaudited Interim Financial Statements of Missouri Gas Energy as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012 (filed as Exhibit 99.2 to Laclede Gas’ Current Report on Form 8-K filed on August 6, 2013 and incorporated by reference herein).

(b)	Pro Forma Financial Information.

1.	Unaudited Pro Forma Combined Condensed Statements of Income for the nine months ended June 30, 2013 and for the year ended September 30, 2012 and Unaudited Pro Forma Combined Condensed Balance Sheets as of June 30, 2013 and September 30, 2012, of Laclede Gas Company and Missouri Gas Energy (filed as Exhibit 99.3 to Laclede Gas’ Form 8-K filed on August 6, 2013 and incorporated by reference herein); and

2.	Unaudited Pro Forma Combined Condensed Statements of Income for the nine months ended June 30, 2013 and for the year ended September 30, 2012 and Unaudited Pro Forma Combined Condensed Balance Sheets as of June 30, 2013 and September 30, 2012, of The Laclede Group, Inc. and Missouri Gas Energy (filed as Exhibit 99.2 to Laclede’s Current Report on Form 8-K filed on August 6, 2013 and incorporated by reference herein).

(d)	Exhibits.

Number	Exhibit

99.1	Press Release dated September 3, 2013.

99.2	Audited Financial Statements of Missouri Gas Energy as of December 31, 2012 and 2011 and for the period from March 26, 2012 to December 31, 2012, the period from January 1, 2012 to March 25, 2012, and the years ended December 31, 2011, and 2010 (filed as Exhibit 99.1 to Laclede Gas’ Current Report on Form 8-K filed on August 6, 2013 and incorporated by reference herein).

99.3	Unaudited Interim Financial Statements of Missouri Gas Energy as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012 (filed as Exhibit 99.2 to Laclede Gas’ Current Report on Form 8-K filed on August 6, 2013 and incorporated by reference herein).

99.4	Unaudited Pro Forma Combined Condensed Statements of Income for the nine months ended June 30, 2013 and for the year ended September 30, 2012 and Unaudited Pro Forma Combined Condensed Balance Sheets as of June 30, 2013 and September 30, 2012, of Laclede Gas Company and Missouri Gas Energy (filed as Exhibit 99.3 to Laclede Gas’ Current Report on Form 8-K filed on August 6, 2013 and incorporated by reference herein).

99.5	Unaudited Pro Forma Combined Condensed Statements of Income for the nine months ended June 30, 2013 and for the year ended September 30, 2012 and Unaudited Pro Forma Combined Condensed Balance Sheets as of June 30, 2013 and September 30, 2012, of The Laclede Group, Inc. and Missouri Gas Energy (filed as Exhibit 99.2 to Laclede’s Current Report on Form 8-K filed on August 6, 2013 and incorporated by reference herein).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LACLEDE GAS COMPANY

Date: September 3, 2013	By:	/s/ S.L. Lindsey
S. L. Lindsey
President

THE LACLEDE GROUP, INC.

Date: September 3, 2013	By:	/s/ S. Sitherwood
	Name:	S. Sitherwood
	Title:	President and Chief Executive Officer

Exhibit Index

Number	Exhibit

99.1	Press Release dated September 3, 2013.

99.2	Audited Financial Statements of Missouri Gas Energy as of December 31, 2012 and 2011 and for the period from March 26, 2012 to December 31, 2012, the period from January 1, 2012 to March 25, 2012, and the years ended December 31, 2011, and 2010 (filed as Exhibit 99.1 to Laclede Gas’ Current Report on Form 8-K filed on August 6, 2013 and incorporated by reference herein).

99.3	Unaudited Interim Financial Statements of Missouri Gas Energy as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012 (filed as Exhibit 99.2 to Laclede Gas’ Current Report on Form 8-K filed on August 6, 2013 and incorporated by reference herein).

99.4	Unaudited Pro Forma Combined Condensed Statements of Income for the nine months ended June 30, 2013 and for the year ended September 30, 2012 and Unaudited Pro Forma Combined Condensed Balance Sheets as of June 30, 2013 and September 30, 2012, of Laclede Gas Company and Missouri Gas Energy (filed as Exhibit 99.3 to Laclede Gas’ Current Report on Form 8-K filed on August 6, 2013 and incorporated by reference herein).

99.5	Unaudited Pro Forma Combined Condensed Statements of Income for the nine months ended June 30, 2013 and for the year ended September 30, 2012 and Unaudited Pro Forma Combined Condensed Balance Sheets as of June 30, 2013 and September 30, 2012, of The Laclede Group, Inc. and Missouri Gas Energy (filed as Exhibit 99.2 to Laclede’s Current Report on Form 8-K filed on August 6, 2013 and incorporated by reference herein).